                                                                  Exhibit (b)(3)

                         SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS AMENDMENT is dated as of the 1st day of July, 1995 (the "Second Amendment") among TEXTRON INC., a Delaware corporation (including its successors and assigns as permitted by the Credit Agreement as defined below, "Company"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (individually referred to herein as a "Lender" and collectively as "Lenders"), and BANKERS TRUST COMPANY ("Bankers"), as Administrative Agent for Lenders ("Agent").

                                    RECITALS

         WHEREAS, Company, the lenders listed therein and Agent entered into a credit agreement dated as of November 1, 1993, as amended on October 30, 1994 ("Credit Agreement"); and

         WHEREAS, Company, Lenders and Agent desire to further amend the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Lenders and Agent agree as follows:

         1. Section 1.1 of the Credit Agreement is hereby amended by the deletion of the final sentence of the definition "Total Commitment" and by the substitution of the following therefor:

            "The amount of the Total Commitment is $1,500,000,000."

         2. Section 1.1 of the Credit Agreement is hereby further amended by the deletion of the definition "Line of Credit" in its entirety.

         3. Section 2.6 of the Credit Agreement is hereby amended by the deletion of the words "364 days" in each of line 6, line 5 of subsection (i), and line 7 of subsection (ii) thereof, and by the substitution of "one year" therefor.

         4. Subsection 2.7A(i)(a) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                  "(a) Each Eurodollar Rate Loan shall bear interest on the unpaid principal amount thereof for the applicable Interest Period at an interest rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted Eurodollar Rate. The "Applicable Margin" for any Interest Period means the applicable percentage amount set forth in the table below based upon the rating issued by Standard & Poor's Corporation and Moody's Investors Service, Inc. for the Company's long-term unsecured indebtedness at the Interest Rate Determination Date for such Interest Period:

                          Rating Category*       Applicable Margin
                          ----------------       -----------------
                          A/A2 or higher              .1800%
                          A-/A3                       .2200%
                          BBB+/Baa1                   .2325%
                          BBB/Baa2                    .2750%
                          BBB-/Baa3 or lower          .3500%
                            or no rating

---------------
* In the case of "split" ratings (i.e., if the ratings of each such rating agency differ by one or more categories, including numerical modifiers and (+) and (-) as categories), the Applicable Margin will be based upon the higher of the two ratings."

         5. Subsection 2.8A(i) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

         "(A) Facility Fees. (i) The Company shall pay to the Agent for the account of the Banks a facility fee as set forth in the table below, accrued from and including the Effective Date to and including the Final Maturity Date, on the daily average aggregate amount of the Commitments (whether used or unused) based upon the rating issued by Standard & Poor's Corporation and Moody's Investors Service, Inc. for the Company's long-term unsecured indebtedness at the beginning of each fiscal quarter of the Company:

                          Rating Category*        Facility Fee
                          ------------------      ------------
                          A/A2 or higher            .0900%
                          A-/A3                     .1100%
                          BBB+/Baa1                 .1500%
                          BBB/Baa2                  .1750%
                          BBB-/Baa3 or lower        .2000%
                            or no rating

---------------
* In the case of "split" ratings (i.e., if the ratings of each such rating agency differ by one or more categories, including numerical modifiers and (+) and (-) as categories), the facility fee will be based upon the higher of the two ratings."

         6. The Final Maturity Date is hereby extended to July 1, 2000 and the Facility Extension Date is hereby extended to July 1, 1996.

         7. The references to "$1,250,000,000" in Exhibit A-2 (Form of Competitive Bid Note) to the Credit Agreement are hereby amended to read "$1,500,000,000."

         8. The execution and delivery of this Second Amendment by the Company is deemed a certification by the Company that (i) the representations and warranties set forth in Section 4 of the Credit Agreement, as amended by this Second Amendment, are true and correct on and as of the date hereof as if made on and as of the date hereof, (ii) there exists no Event of Default or Potential Event of Default on and as of the date hereof, (iii) between October 30, 1994 and July 1, 1995 there have been no changes in generally accepted accounting principles which have had a material effect on the Company's financial condition, and (iv) the Company has full power, authority and legal right to execute, and deliver, and perform its obligations under, this Second Amendment.

         9. This Second Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

         10. As permitted by Section 10.16 of the Credit Agreement, this Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Second Amendment shall be deemed effective as of July 1, 1995, subject to:

                  (a) the prior execution of a counterpart of this Second Amendment by each of the parties hereto and delivery of copies hereof to Company and Agent,
                  (b) the prior execution and delivery by the Company to each Bank of a new Revolving Note, substantially in the form of Exhibit A annexed hereto and, in accordance with Section 2.4A of the Credit Agreement, drawn to the order of such Bank and with appropriate insertions, and
                  (c) the execution and delivery to the Agent of the favorable written opinion of Wayne W. Juchatz, Esq., Executive Vice President and General Counsel of the Company, dated as of July 1, 1995, substantially in the form of Exhibit B annexed hereto; the Company, by its execution of this Second Amendment expressly instructs such counsel to prepare such opinion and deliver it to the Agent for the benefit of the Banks and such opinion shall contain a statement to that effect.

         11. All interest, fees and other amounts accruing under the Credit Agreement on or prior to, or determined in respect of any day accruing on or prior to July 1, 1995 shall be computed and determined as provided in this Agreement before giving effect to this Second Amendment.

         12. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

         WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

                                 Borrower
                                 TEXTRON INC.


                                 By: /s/ B.T. DOWNING
                                     -----------------
                                 Title:  Vice President
                                         and Treasurer

                                 THE FIRST NATIONAL BANK OF BOSTON


                                 BY: /s/ CAROL A. LOVELL
                                     ------------------
                                 NAME:   CAROL A. LOVELL
                                 TITLE:  DIRECTOR


                                 COMMITMENT:    $61,842,110

                                 PRO RATA SHARE:  4.1228%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 CHEMICAL BANK


                                 BY: /S/ JAMES B. TREGER
                                    --------------------
                                 NAME: JAMES B. TREGER
                                 TITLE:  VICE PRESIDENT


                                 COMMITMENT:    $84,210,550

                                 PRO RATA SHARE:  5.6140%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 NATIONSBANK


                                 BY:  /S/ GEORGE F. VAN
                                      -----------------------
                                 NAME: GEORGE F. VAN
                                 TITLE: SENIOR VICE PRESIDENT


                                 COMMITMENT:    $82,894,710

                                 PRO RATA SHARE:  5.5263%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                 ASSOCIATION


                                 BY: /S/MICHAEL J. ROWAN
                                     -------------------
                                 NAME: MICHAEL J. ROWAN
                                 TITLE:   VICE PRESIDENT


                                 COMMITMENT:    $78,947,400

                                 PRO RATA SHARE:  5.2632%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 FIRST NATIONAL BANK OF CHICAGO


                                 BY: /S/ THOMAS M. HARKLESS
                                     ----------------------
                                 NAME: THOMAS M. HARKLESS
                                 TITLE:  VICE PRESIDENT


                                 COMMITMENT:    $78,947,400

                                 PRO RATA SHARE:  5.2632%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                 BY: /S/ADAM J. SILVER
                                    ------------------
                                 NAME:  ADAM J. SILVER
                                 TITLE:   ASSOCIATE


                                 COMMITMENT:    $78,947,400

                                 PRO RATA SHARE:  5.2632%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 THE BANK OF NEW YORK


                                 BY: /S/DAVID C. JUDGE
                                     ------------------
                                 NAME:  DAVID C. JUDGE
                                 TITLE:  VICE PRESIDENT


                                 COMMITMENT:    $59,210,550

                                 PRO RATA SHARE:  3.9474%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 THE CHASE MANHATTAN BANK, N.A.


                                 BY: /S/ROBERT DUNBAR, JR.
                                     ---------------------
                                 NAME: ROBERT DUNBAR, JR.
                                 TITLE: VICE PRESIDENT


                                 COMMITMENT:    $59,210,550

                                 PRO RATA SHARE:  3.9474%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 CIBC INC.


                                 BY: /S/W. BARRIE ANDERSON
                                     ---------------------
                                 NAME: W. BARRIE ANDERSON
                                 TITLE:   VICE PRESIDENT


                                 COMMITMENT:    $59,210,550

                                 PRO RATA SHARE:  3.9474%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 CITIBANK, N.A.


                                 BY: /S/W. MARTENS
                                     --------------------
                                 NAME: W. MARTENS
                                 TITLE: MANAGING DIRECTOR


                                 COMMITMENT:    $59,210,550

                                 PRO RATA SHARE:  3.9474%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 DEUTSCHE BANK AG, NEW YORK BRANCH


                                 BY: /S/JAMES FOX
                                     ---------------------------
                                 NAME: JAMES FOX
                                 TITLE: ASSISTANT VICE PRESIDENT


                                 BY: /S/GREGORY M. HILL
                                     ------------------
                                 NAME:  GREGROY M. HILL
                                 TITLE:  VICE PRESIDENT


                                 COMMITMENT:    $59,210,550

                                 PRO RATA SHARE:  3.9474%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 ROYAL BANK OF CANADA


                                 BY: /S/MICHAEL CORINE
                                     ------------------
                                 NAME: MICHAEL CORINE
                                 TITLE:  SENIOR MANAGER


                                 COMMITMENT:    $59,210,550

                                 PRO RATA SHARE:  3.9474%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 SWISS BANK CORPORATION


                                 BY: /S/SUSAN N. ISQUITH
                                     -------------------------
                                 NAME: SUSAN N. ISQUITH
                                 TITLE: DIRECTOR
                                        CREDIT RISK MANAGEMENT


                                 BY: /S/EDWARD J. MCDONNELL III
                                     ---------------------------------
                                 NAME: EDWARD J. MCDONNELL III
                                 TITLE: ASSOCIATE DIRECTOR
                                        INTERNATIONAL FINANCE DIVISION


                                 COMMITMENT:    $59,210,550

                                 PRO RATA SHARE:  3.9474%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 ABN-AMRO BANK, N.V.


                                 BY: /S/JAMES E. DAVIS
                                     -------------------
                                 NAME:  JAMES E. DAVIS
                                 TITLE:   VICE PRESIDENT


                                 BY: /S/CHARLES J. WAHLE
                                     -----------------------------
                                 NAME:  CHARLES J. WAHLE
                                 TITLE:   ASSISTANT VICE PRESIDENT


                                 COMMITMENT:    $55, 263,166

                                 PRO RATA SHARE:  3.6842%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 BANKERS TRUST COMPANY


                                 BY: /S/EDWARD G. BENEDICT
                                     ---------------------
                                 NAME: EDWARD G. BENEDICT
                                 TITLE:  VICE PRESIDENT


                                 COMMITMENT:    $69,736,850

                                 PRO RATA SHARE:  4.6491%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 FLEET NATIONAL BANK


                                 BY: /S/TIMOTHY J. MCCORMICK
                                     -----------------------
                                 NAME: TIMOTHY J. MCCORMICK
                                 TITLE:   VICE PRESIDENT


                                 COMMITMENT:    $48,684,160

                                 PRO RATA SHARE:  3.2456%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 BANQUE PARIBAS


                                 BY: /S/STANLEY P. BERKMAN
                                     ------------------------
                                 NAME: STANLEY P. BERKMAN
                                 TITLE: SENIOR VICE PRESIDENT


                                 BY: /S/JOHN J. MCCORMICK, III
                                     ---------------------------
                                 NAME: JOHN J. MCCORMICK, III
                                 TITLE: ASSISTANT VICE PRESIDENT


                                 COMMITMENT:    $39,210,550

                                 PRO RATA SHARE:  2.6140%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 FIRST INTERSTATE BANK OF CALIFORNIA


                                 BY: /S/PETER G. OLSON
                                     ------------------------
                                 NAME: PETER G. OLSON
                                 TITLE: SENIOR VICE PRESIDENT


                                 BY: /S/WENDY V.C. PURCELL
                                     ---------------------------
                                 NAME: WENDY V.C. PURCELL
                                 TITLE: ASSISTANT VICE PRESIDENT


                                 COMMITMENT:    $35,526,315

                                 PRO RATA SHARE:  2.3684%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 MELLON BANK, N.A.


                                 BY: /S/JOSEPH T. MCDONALD, JR.
                                     --------------------------
                                 NAME: JOSEPH T. MCDONALD, JR.
                                 TITLE:   VICE PRESIDENT


                                 COMMITMENT:    $34,210,550

                                 PRO RATA SHARE:  2.2807%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 CREDIT SUISSE


                                 BY: /S/JUERG JOHNER
                                     ---------------
                                 NAME:  JUERG JOHNER
                                 TITLE:   ASSOCIATE


                                 BY: /S/MICHAEL C. MAST
                                     --------------------------------
                                 NAME:  MICHAEL C. MAST
                                 TITLE:   MEMBER OF SENIOR MANAGEMENT


                                 COMMITMENT:    $25,000,000

                                 PRO RATA SHARE:  1.6667%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 SHAWMUT BANK


                                 BY: /S/ROBERT J. LORD
                                     -----------------
                                 NAME:  ROBERT J. LORD
                                 TITLE:   DIRECTOR


                                 COMMITMENT:    $25,000,000

                                 PRO RATA SHARE:  1.6667%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 COMERICA BANK


                                 BY: /S/JON A. BIRD
                                     -------------------
                                 NAME:  JON A. BIRD
                                 TITLE:   VICE PRESIDENT


                                 COMMITMENT:    $23,684,160

                                 PRO RATA SHARE:  1.5789%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 THE BANK OF TOKYO TRUST COMPANY


                                 BY: /S/ G. STEWART
                                     -----------------------------------
                                 NAME: G. STEWART
                                 TITLE:  VICE PRESIDENT & DEPUTY MANAGER


                                 COMMITMENT:    $22,368,400

                                 PRO RATA SHARE:  1.4912%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 THE FUJI BANK, LTD., NEW YORK BRANCH


                                 BY: /S/GINA M. KEARNS
                                     -----------------------------
                                 NAME:  GINA KEARNS
                                 TITLE:   VICE PRESIDENT & MANAGER


                                 COMMITMENT:    $22,368,400

                                 PRO RATA SHARE:  1.4912%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY


                                 BY: /S/MR. JOHN VELTRI
                                     --------------------------
                                 NAME:  MR. JOHN VELTRI
                                 TITLE:   SENIOR VICE PRESIDENT


                                 COMMITMENT:    $22,368,400

                                 PRO RATA SHARE:  1.4912%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 THE TORONTO-DOMINION BANK


                                 BY: /S/ DIANE BAILEY
                                     ---------------------
                                 NAME:  DIANE BAILEY
                                 TITLE:   MANAGER CR ADMIN


                                 COMMITMENT:    $21,052,599

                                 PRO RATA SHARE:  1.4035%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 THE BANK OF NOVA SCOTIA


                                 BY: /S/M.R. BRADLEY
                                     -----------------------
                                 NAME:  M.R. BRADLEY
                                 TITLE: AUTHORIZED SIGNATORY


                                 COMMITMENT:    $20,000,000

                                 PRO RATA SHARE:  1.3333%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 BANK OF MONTREAL/HARRIS TRUST AND SAVINGS BANK


                                 BY: /S/MARC R. HEYDEN
                                     -----------------
                                 NAME:  MARC R. HEYDEN
                                 TITLE:  DIRECTOR


                                 COMMITMENT:    $19,736,850

                                 PRO RATA SHARE:  1.3158%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 THE SANWA BANK, LIMITED


                                 BY: /S/YUTAKA HIGASHINO
                                     --------------------------
                                 NAME:  YUTAKA HIGASHINO
                                 TITLE:   SENIOR VICE PRESIDENT


                                 COMMITMENT:    $19,736,850

                                 PRO RATA SHARE:  1.3158%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 NBD BANK


                                 BY: /S/JON P. DADY FOR CAROLYN J. PARKS
                                     -----------------------------------
                                 NAME: CAROLYN J. PARKS
                                 TITLE: VICE PRESIDENT


                                 COMMITMENT:    $44,736,850

                                 PRO RATA SHARE:  2.9825%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 BANQUE NATIONALE DE PARIS


                                 BY: /S/RICHARD L. STED
                                     --------------------------
                                 NAME:  RICHARD L. STED
                                 TITLE:   SENIOR VICE PRESIDENT


                                 BY: /S/RICHARD PACE
                                     -----------------------------
                                 NAME:  RICHARD PACE
                                 TITLE:   ASSISTANT VICE PRESIDENT


                                 COMMITMENT:    $15,789,450

                                 PRO RATA SHARE:  1.0526%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 CREDIT LYONNAIS, NEW YORK BRANCH


                                 BY: /S/MARK A. CAMPELLONE
                                     ---------------------
                                 NAME: MARK A. CAMPELLONE
                                 TITLE:   VICE PRESIDENT


                                 CREDIT LYONNAIS, CAYMAN ISLAND BRANCH


                                 BY: /S/MARK A. CAMPELLONE
                                     -------------------------
                                 NAME: MARK A. CAMPELLONE
                                 TITLE:   AUTHORIZED SIGNATURE


                                 COMMITMENT:    $15,789,450

                                 PRO RATA SHARE:  1.0526%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 NATIONAL WESTMINSTER BANK PLC.


                                 BY: /S/MARIA AMARAL-LEBLANC
                                     -----------------------
                                 NAME: MARIA AMARAL-LEBLANC
                                 TITLE:   VICE PRESIDENT


                                 COMMITMENT:    $15,789,450

                                 PRO RATA SHARE:  1.0526%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 FIRST AMERICAN NATIONAL


                                 BY: /S/SCOTT M. BANE
                                     ------------------------
                                 NAME:  SCOTT M. BANE
                                 TITLE: SENIOR VICE PRESIDENT


                                 COMMITMENT:    $7,894,710

                                 PRO RATA SHARE:  .5263%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 CORESTATES BANK, N.A.


                                 BY: /S/DONNA J. EMHART
                                     -----------------------------
                                 NAME:  DONNA J. EMHART
                                 TITLE:   ASSISTANT VICE PRESIDENT


                                 COMMITMENT:    $7,894,710

                                 PRO RATA SHARE:  .5263%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT

                                 SUNTRUST BANK


                                 BY: /S/SMITH W. BROOKHART, IV
                                     -------------------------
                                 NAME: SMITH W. BROOKHART, IV
                                 TITLE:   GROUP VICE PRESIDENT


                                 COMMITMENT:    $7,894,710

                                 PRO RATA SHARE:  .5263%


         SIGNATURE PAGE TO THE SECOND AMENDMENT DATED AS OF
         JULY 1, 1995 TO THE TEXTRON INC. CREDIT AGREEMENT